SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Fidelity Select Portfolios

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY SELECT PORTFOLIOS:

COMPUTERS PORTFOLIO

CONSUMER FINANCE PORTFOLIO

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on October 20, 2021. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds.

Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This package contains important information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposals to modify the fundamental industry concentration policies for Computers Portfolio and Consumer Finance Portfolio are in the best interests of shareholders. They recommend that you approve these proposals.

The following Q&A is provided to assist you in understanding each proposal. They are also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is included with the proxy materials. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity using the contact information located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Robert A. Lawrence

Acting Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. We’ve provided a brief overview of the proposals to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

Proposal 1 – Shareholders of Computers Portfolio are being asked to vote on Proposal 1. As more fully described in Proposal 1 in the attached proxy statement, shareholders are being asked to modify the fund’s fundamental industry concentration policy in order to align it with the repositioned fund’s new name, Tech Hardware Portfolio.

Proposal 2 – Shareholders of Consumer Finance Portfolio are being asked to vote on Proposal 2. As more fully described in Proposal 2 in the attached proxy statement, shareholders are being asked to modify the fund’s fundamental industry concentration policy in order to align it with the repositioned fund’s new name, Fintech Portfolio.

Approval of each proposal will be determined solely by the voting results of shareholders of each fund.

Have the funds’ Board of Trustees approved these proposals?

Yes. The Board of Trustees has carefully reviewed and approved modifying the policies for each fund. The Board of Trustees unanimously recommends that you vote in favor of modifying your fund’s fundamental industry concentration policy by approving your fund’s proposal.

Proposal 1 – For shareholders of Computers Portfolio, to modify the fund’s fundamental industry concentration policy.

Q1. Why am I being asked to modify the fund’s policy?

Currently, Computers Portfolio has an industry concentration policy to invest at least 25% of the fund’s total assets in the computers industries. Because this policy is fundamental, it can only be changed by shareholder approval.

Effective November 13, 2021, Computers Portfolio will be repositioned as a tech hardware fund, which involves changing the fund’s name to Tech Hardware Portfolio, certain changes to investment policies, and changing the fund’s supplemental benchmark. As a result, shareholders are being asked to modify the fund’s industry concentration policy to invest at least 25% of the fund’s total assets in the tech hardware industry in order to align the policy with the fund’s new name.

The Board of Trustees approved repositioning the fund to tech hardware to better reflect how the “computers” industry has changed over time. The fund will continue to invest in the computers industries, but will expand to also include consumer electronics, communications equipment, and network security. Shareholder approval is not required to reposition the fund.

Q2. Will the fund be repositioned if shareholders don’t approve the proposal to modify the fund’s industry concentration policy?

Yes, Computers Portfolio will be repositioned to tech hardware effective November 13, 2021.

Q3. What if shareholders don’t approve the proposal to modify the policy?

If the proposal to modify the fund’s industry concentration policy is not approved by shareholders, Computers Portfolio will be managed under its current policy. The fund will use its new supplemental benchmark, the FactSet Technology Hardware Index, to classify companies for the purposes of industry classification under the fund’s concentration policy after the fund is repositioned.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Proposal 2 – For shareholders of Consumer Finance Portfolio, to modify the fund’s fundamental industry concentration policy.

Q1. Why am I being asked to modify the fund’s policy?

Currently, Consumer Finance Portfolio has an industry concentration policy to invest at least 25% of the fund’s total assets in the consumer finance industry. Because this policy is fundamental, it can only be changed by shareholder approval.

Effective October 23, 2021, Consumer Finance Portfolio will be repositioned as a fintech fund, which involves changing the fund’s name to Fintech Portfolio, certain changes to investment policies, and changing the fund’s supplemental benchmark. As a result, shareholders are being asked to modify the fund’s industry concentration policy to invest at least 25% of the fund’s total assets in the fintech industry in order to align the policy with the fund’s new name.

The Board of Trustees approved repositioning the fund to fintech. FinTech Portfolio will continue to offer shareholders exposure to traditional financing but will also include greater exposure to data processing and outsourcing services and application software. Shareholder approval is not required to reposition the fund.

Q2. Will the fund be repositioned if shareholders don’t approve the proposal to modify the fund’s industry concentration policy?

Yes, Consumer Finance Portfolio will be repositioned to fintech effective October 23, 2021.

Q3. What if shareholders don’t approve the proposal to modify the policy?

If the proposal to modify the fund’s industry concentration policy is not approved by shareholders, Consumer Finance Portfolio will be managed under its current policy. The fund will use its new supplemental benchmark, the FactSet Financial Technologies Index, to classify companies for the purposes of industry classification under the fund’s concentration policy after the fund is repositioned.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the policy modifications are not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Computershare Fund Services, a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls, as well as increased expenses to the fund.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

General Questions on the Proxy

Who is Computershare Fund Services?

Computershare Fund Services is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met, the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is August 23, 2021.

How do I vote my shares?

Voting is quick and easy. Everything you need is enclosed. To cast your vote, you may:

•	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,

OR

•	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,

OR

•	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call Fidelity at the toll-free number on your proxy card or notice.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9901456.100 SECT-PXL-0821

Important Notice Regarding the Availability of

Proxy Materials for the

Shareholder Meeting to be held on October 20, 2021

The Letter to Shareholders, Notice of Meeting, and

Proxy Statement are available at https://www.proxy-direct.com/Fidelity

COMPUTERS PORTFOLIO

CONSUMER FINANCE PORTFOLIO

FUNDS OF FIDELITY® SELECT PORTFOLIOS®

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Computers Portfolio and Consumer Finance Portfolio (the funds), each a series of Fidelity Select Portfolios (the trust), will be held on October 20, 2021, at 8:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof. In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

1.	To modify Computers Portfolio’s fundamental concentration policy.

2.	To modify Consumer Finance Portfolio’s fundamental concentration policy.

The Board of Trustees has fixed the close of business on August 23, 2021 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

CYNTHIA LO BESSETTE

Secretary

August 23, 2021

Your vote is important – please vote your shares promptly.

In light of public health concerns regarding COVID-19 the Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication at Meetings.computershare.com/MLWPAWG. You will not be able to attend the Meeting in person. You will be required to enter the control number found on your proxy card voting instruction form or notice you previously received. If you have lost or misplaced your control number, please email Computershare Fund Services, the proxy tabulator for the Meeting (“Computershare”), at Fidelity.Investments@proxydirectmail.com or shareholdermeetings@computershare.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. ET on October 15, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Meeting. Requests for registration should be directed to Computershare at Fidelity.Investments@proxydirectmail.com or shareholdermeetings@computershare.com.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.
3.	Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.
4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY SELECT PORTFOLIOS:

COMPUTERS PORTFOLIO

CONSUMER FINANCE PORTFOLIO

TO BE HELD ON OCTOBER 20, 2021

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Select Portfolios (the trust) to be used at the Special Meeting of Shareholders of Computers Portfolio and Consumer Finance Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on October 20, 2021 at 8:00 a.m. Eastern Time. In light of public health concerns regarding COVID-19, the Board of Trustees and Fidelity Management & Research Company LLC (FMR), the fund’s investment adviser, have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

Shareholders of other funds in the trust, Air Transportation Portfolio, Communications Equipment Portfolio, Energy Service Portfolio, and Natural Gas Portfolio, will also participate in the Meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the shareholders of those funds.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 23, 2021. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Computershare Fund Services (“Computershare”) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. Computershare may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone

Computers Portfolio	$500	$350

Consumer Finance Portfolio	$500	$350

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

For Computers Portfolio and Consumer Finance Portfolio, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund.

The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund’s investment adviser is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Company LLC (FDC), each fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917. FMR Investment Management (UK) Limited, at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited, at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited, at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to each fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by virtually attending the Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of each fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy

Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each fund issued and outstanding as of June 30, 2021 are indicated in the following table:

Number of Shares

Computers Portfolio	7,011,218

Consumer Finance Portfolio	12,648,141

As of June 30, 2021, the Trustees, Members of the Advisory Board (if any) and officers of the trust owned, in the aggregate, less than 1% of each fund’s outstanding shares.

To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds as of June 30, 2021.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on August 23, 2021 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual report for the fiscal year ended February 28, 2021 call 1-800-544-8544, visit Fidelity’s web site at www.fidelity.com, or write to FDC at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each proposal, votes to ABSTAIN will have the same effect as votes cast AGAINST the proposal.

PROPOSAL 1

TO MODIFY COMPUTERS PORTFOLIO’S FUNDAMENTAL

CONCENTRATION POLICY

The purpose of this proposal is to modify the fundamental industry concentration policy for Computers Portfolio in order to align it with the repositioning of the fund to tech hardware. This proposal requests approval of the changes to the fund’s industry concentration policy. The repositioning of the fund does not require shareholder approval.

Computers Portfolio’s current fundamental industry concentration policy states: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the computers industries.”

The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. The fund is seeking shareholder approval to change the concentration policy in order to align the policy with the fund’s new name and investment policies that will take effect on or about November 13, 2021.

The Board, including the Independent Trustees, has approved, and recommends that shareholders of Computers Portfolio vote to modify this policy to state: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [computers industries] tech hardware industry.” (proposed additional language is underlined, deleted language is [bracketed]).

If the proposal is approved by shareholders, the fund’s fundamental industry concentration policy will change to reflect the tech hardware industry name. If the proposal is not approved by shareholders, FMR plans to manage the fund under its current concentration policy.

Currently, Computers Portfolio invests in companies principally engaged in research, design, development, manufacture, or distribution of products, processes, or services that relate to currently available or experimental hardware technology within the computer industry.

As approved by the fund’s Board of Trustees, effective on or about November 13, 2021, Computers Portfolio will be repositioned as a tech hardware fund, which involves changing the fund name to Tech Hardware Portfolio and changing the fund’s investment policy to “invest at least 80% of its assets in securities of companies principally engaged in development, manufacture, or distribution of tech hardware.”

The repositioned fund will continue to offer shareholders exposure to computers, but will expand to include consumer electronics, communications equipment, and network security. Repositioning the fund will benefit existing shareholders by better reflecting how the computers industry has evolved over time, providing exposure to all of the interconnected parts of the “computers” industry, including communications equipment.

The changes to the fund’s name, investment policy, and supplemental benchmark discussed above are not subject to shareholder approval and will take effect on or about November 13, 2021 even if shareholders do not approve the change to the fund’s concentration policy.

For more information regarding changes to the fund’s investment policy that will take effect on or about November 13, 2021, please see the fund’s prospectus dated April 29, 2021, as supplemented.

In addition, in connection with the repositioning, Computer Portfolio’s supplemental benchmark will be changed from the FactSet Computers & Peripherals Linked Index to the FactSet Technology Hardware Index, which is designed to track the performance of companies engaged in the research, development, and manufacturing of technology hardware companies. FactSet uses the Revere Business Industry Classification System (RBICS) framework to classify issuers for purposes of the index, which will also be used to classify issuers for purposes of industry or sector classification under the fund’s concentration policy after the fund is repositioned.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the proposal is approved by shareholders, the proposed change will take effect on or about November 13, 2021 or on the first day of the month following shareholder approval if the meeting is adjourned. If the proposal is not approved by shareholders, the existing concentration policy will remain in effect, and the fund will be repositioned effective on or about November 13, 2021 pursuant to the existing concentration policy.

PROPOSAL 2

TO MODIFY CONSUMER FINANCE PORTFOLIO’S FUNDAMENTAL

CONCENTRATION POLICY

The purpose of this proposal is to modify the fundamental industry concentration policy for Consumer Finance Portfolio in order to align it with the repositioning of the fund to fintech. This proposal requests approval of the changes to the fund’s industry concentration policy. The repositioning of the fund does not require shareholder approval.

Consumer Finance Portfolio’s current fundamental industry concentration policy states: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the consumer finance industry.”

The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. The fund is seeking shareholder approval to change the concentration policy in order to align the policy with the fund’s new name and investment policies that will take effect on or about October 23, 2021.

The Board, including the Independent Trustees, has approved, and recommends that shareholders of Consumer Finance Portfolio vote to modify this policy to state: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [consumer finance] fintech industry.” (proposed additional language is underlined, deleted language is [bracketed]).

If the proposal is approved by shareholders, the fund’s fundamental concentration policy will change to reflect the fintech industry name. If the proposal is not approved by shareholders, FMR plans to manage the fund under its current concentration policy.

Currently, Consumer Finance Portfolio invests in companies providing consumer finance products and services such as auto loans, mortgages, and student loans.

As approved by the fund’s Board of Trustees, effective on or about October 23, 2021, Consumer Finance Portfolio will be repositioned as a fintech fund, which involves changing the fund name to FinTech Portfolio and changing the fund’s investment policy to “investing at least 80% of assets in securities of companies providing products and services in fintech.”

The repositioned fund will continue to offer shareholders exposure to traditional financing but will also include greater exposure to data processing and outsourcing services and application software. Repositioning the fund will benefit existing shareholders by better reflecting how the consumer finance industry has evolved over time, providing exposure to companies involved in the convergence of consumer finance and technology.

The changes to the fund’s name, investment policy, and supplemental benchmark discussed above are not subject to shareholder approval and will take effect on or about October 23, 2021 even if shareholders do not approve the change to the concentration policy.

For more information regarding changes to the fund’s investment policy that will take effect on or about October 23, 2021, please see the fund’s prospectus dated April 29, 2021, as supplemented.

In addition, in connection with the repositioning, Consumer Finance Portfolio’s supplemental benchmark will be changed from the S&P® Consumer Finance Index to the FactSet Financial Technologies Index, which is designed to track the performance of companies engaged in leveraging technology to deliver financial products and services, primarily in the areas of digital payment processing, enterprise data providers, enterprise financial management, insurance/real estate software, and trading solutions. FactSet uses the Revere Business Industry Classification System (RBICS) framework to classify issuers for purposes of the index, which will also be used to classify issuers for purposes of industry or sector classification under the fund’s concentration policy after the fund is repositioned.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the proposal is approved by shareholders, the proposed change will take effect on or about October 23, 2021 or on the first day of the month following shareholder approval if the meeting is adjourned. If the proposal is not approved by shareholders, the existing concentration policy will remain in effect, and the fund will be repositioned with the new fund name and investment policies effective on or about October 23, 2021 pursuant to the fund’s existing concentration policy.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention ”Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise Fidelity Select Portfolios, in care of Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity, Select Portfolios, and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

The third party marks appearing above are the marks of their respective owners.

1.9901450.100	SECT-PXS-0821

Consolidated SmartCard™
This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.
PO Box 28015
Albuquerque, NM 87125-8015

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Patricia L. Kampling, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: meetings.computershare.com/MLWPAWG on October 20, 2021 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com/fidelity
Follow the on-screen instructions
Available 24 hours

VOTE BY MAIL
Vote, Sign and Mail in the enclosed
Business Reply Envelope.
No postage necessary.

VOTE BY PHONE 1-800-337-3503 Follow the recorded instructions Available 24 hours

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetings.computershare.com/MLWPAWG

on October 20 at 8:00 a.m., Eastern Time.

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

FID_32224_081321_P_C

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:

1.	To modify Computers Portfolio’s fundamental concentration policy.

To Vote All For	☐	To Vote All Against	☐	To Vote All Abstain	☐

2.	To modify Consumer Finance Portfolio’s fundamental concentration policy.

To Vote All For	☐	To Vote All Against	☐	To Vote All Abstain	☐

xxxxxxxxxxxxxx	code

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE

VOTED FOR PROPOSALS 1 AND 2.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.—
Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FID 32224	xxxxxxxxxxxxxx

Individual SmartCard™
This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner.
PO Box 28015
Albuquerque, NM 87125-8015

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Patricia L. Kampling, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: meetings.computershare.com/MLWPAWG on October 20, 2021 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com/fidelity
Follow the on-screen instructions
Available 24 hours

VOTE BY MAIL
Vote, Sign and Mail in the enclosed
Business Reply Envelope.
No postage necessary.

VOTE BY PHONE 1-800-337-3503 Follow the recorded instructions Available 24 hours

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetings.computershare.com/MLWPAWG

on October 20 at 8:00 a.m., Eastern Time.

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

FID_32224_081321_P_I

FUNDS	FUNDS
Computers Portfolio	Consumer Finance Portfolio

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:

1.	To modify Computers Portfolio’s fundamental concentration policy.

	FOR	AGAINST	ABSTAIN
Computers Portfolio	☐	☐	☐

2.	To modify Consumer Finance Portfolio’s fundamental concentration policy.

	FOR	AGAINST	ABSTAIN
Consumer Finance Portfolio	☐	☐	☐

xxxxxxxxxxxxxx	code

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE

VOTED FOR PROPOSALS 1 AND 2.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FID2 32224	xxxxxxxxxxxxxx

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders FIDELITY INSTITUTIONAL ASSET MANAGEMENT® [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 22499999002000 Security Code: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now Call 1-800-337-3503 Vote by [Month XX, button above 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help Questions: If you have questions about viewing, saving, or printing your proxy materials, call 877-208-0098, Monday through Friday 8:30 a.m.–7:00 p.m. ET. Acrobat Reader: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download. Paper Format: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials. Proxy Materials by Mail: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at i.fidelity.com. View the Fidelity Investments and the Fidelity Funds privacy notice.Fidelity Investments Institutional Operations Company, LLC, 100 Salem Street, Smithfield, RI 02917 913273.1.0 | FIAM-BD

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 2249999900200 Security Code: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now Call 800-337-3503 Vote by [Month XX, button above 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Adode® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan. Privacy Policy | Terms of Use To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email. This mailbox is not monitored and you will not receive a response. Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210 893445.6.0 ©2020 FMR LLC All rights reserved.

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 22499999002000 SecurityCode: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now Call 1-800-337- Vote by [Month XX, button above 3503 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help 800-544-6666 If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. Fidelity Clearing & Custody Solutions© provides clearing, custody, or other brokerage services through National Financial Services LLC or Fidelity Brokerage Services LLC, Members NYSE, SIPC. 245 Summer Street, Boston, MA 02210-1133 ©2019 FMR LLC. All rights reserved. 990960.1.0

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 22499999002000 Security Code: 99999999 VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Click on the Vote Now Call 800-337-3503 Vote by [Month XX, button above 20XX] 11:59 PM ET Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Questions? Please contact your representative. (Note: Do not reply to this email. Any email will not be reviewed or monitored.) If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents. If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online. Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials. This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this email message as it was automatically generated. Account(s) carried with National Financial Services LLC, Member NYSE, SIPC. 245 Summer Street, Boston, MA 02210-1133 990983.1.0

Your Vote is Important—Fidelity Funds Special Meeting of Shareholders [Fund Name] Special Shareholder Meeting: [Meeting Date] Important proxy voting material is ready for your review. VOTE NOW! For shareholders as of [Record Date]. Ways to Vote Log on to your Call 1-800-337-3503 Vote by [Month XX, Fidelity Account 20XX] 11:59 PM ET Control Number: 22499999001000 Security Code: 99999999 VOTE NOW! Control Number: 22499999002000 Security Code: 99999999 VOTE NOW! Important Materials Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus

How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Contact Us—We’re Here to Help 800-343-3548 | Send a secure email Fidelity.com | Privacy Policy | Terms of Use To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email. You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents. To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection. Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.12.0 ©2019 FMR LLC All rights reserved.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Shareholder:

You consented to receiving your proxy materials over the internet by registering your e-mail address and other information with Fidelity Investments. Regrettably, the electronic notification that was sent to you for the upcoming Special Meeting of Shareholders was returned to us as undeliverable.

Enclosed please find proxy materials regarding the upcoming Special Meeting.

We appreciate your interest in this program and hope that you will visit Fidelity’s website to update your e-mail address.

Computershare Fund Services, Independent Tabulator of Fidelity Investments

FORM OF TOUCH-TONE TELEPHONE VOTING SCRIPT FIDELITY FUND PROXY WO# XXXXX ** PROXY CARD ** IVR Revision XX-XX-20XX WHEN CONNECTED TO OUR PHONE VOTING SYSTEM USING A DEDICATED TOLL-FREE NUMBER 1-800-XXX-XXXX THE SHAREHOLDER HEARS: THE INITIAL PROMPT: “Thank you for calling the proxy voting line.” “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS: “Next, located in the un-shaded box is an 8 digit number. Please enter this number now.” THEN YOU HEAR: “Thank you. Please hold while I validate those numbers.” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH: “Okay, you’ll be voting your shares for the upcoming proxy meeting. The Board Recommends a vote “FOR” the/all proposal(s).” IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING FUND SPECIFIC SPEECH: “Okay, you’ll be voting your proxy for shares in the Fidelity Fund. The Board of Trustees recommends a vote “FOR” the/all proposal(s).” IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR: “ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...” IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD: “I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…” “PROPOSAL 1: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: “FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” The prompting continues for each of the shareholder’s holdings to match their fund holdings listed on their proxy card… “PROPOSAL 2: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” OR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1; AGAINST on ALL HOLDINGS, Press 2; ABSTAIN on ALL HOLDINGS, Press 3 or to vote on EACH HOLDING INDIVIDUALLY, press 4.” WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR: “FOR HOLDING 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” “FOR HOLDING 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3” The prompting continues for each of the shareholder’s holdings to match their fund holdings listed on their proxy card… Page 1 of 2

TOUCH-TONE TELEPHONE VOTING SCRIPT FIDELITY FUND PROXY WO# XXXXX “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL: “PROPOSAL 3: To vote FOR the nominee, Press 1. To vote WITHHOLD , press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE THEY WILL HEAR: “Okay, voting for the nominee” IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM THE NOMINEE THEY WILL HEAR: “Okay, voting withhold on the nominee “ “ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL: “PROPOSAL 4 FOR HOLDING 1: To vote FOR the nominee, Press 1. To vote WITHHOLD, press 2. IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the first holding listed on this proposal you just voted “For” the Nominee. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM THE NOMINEE FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the first holding listed on this proposal you just voted to withhold your vote from the Nominee. To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2. IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL: Okay, I’ll apply the same vote to all other holdings listed. IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY: Okay, let’s continue then… THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]: Example: “For Holding 2: To vote FOR the nominee, Press 1. To WITHHOLD your vote from the nominee, press 2. WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR: “Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.” IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR: “Please note your vote will be cast automatically should you decide to hang up during the summary.” “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD] AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS: “If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).” IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR: “(Okay) Please hold while I record your vote.” THEN THEY HEAR: “Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.” IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR: “Okay, let’s change your vote.” [The system then prompts the voting options again.] AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS: “Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.” IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR: “Thank you for voting, goodbye.” Page 2 of 2

FORM OF COMPUTERSHARE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1
[Prior to entering a control number at www.proxy-direct.com/Fidelity, shareholder sees Screen 1]

Computershare proxydirect

Enter your 14 digit control number from the shaded box on your notice or card:

Enter your 8 digit security code from the unshaded box on your notice or card:

["Login" button appears here]

To access materials without a control number: Click ["here" link appears here] to view Proxy Materials or Information Statements for the Fidelity funds.

[If shareholder clicks on "Login" before inputting a valid control number, the following error message appears:]
There is a length error with the Control Number and/or Security Code
[If shareholder clicks on "Login" after inputting a valid control number, Screen 2 appears [only applicable to Notice and Access campaigns], otherwise Screen 3 appears.]

Sample Proxy/Voting Instruction Card


XXX XXXX XXXX XXX
XXXX XXXX
Control Number
Security Code

Sample Notice


PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.
XXX XXXX XXXX XXX
XXXX XXXX
Control Number
Security Code

WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

Your browser must support JavaScript 1.1 or higher in order to continue. Click on the ["Help" link appears here] link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.

Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited.

Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link "Computershare". All Rights Reserved.

SCREEN 2 [Only applicable to Notice and Access campaigns.] [Upon entering control number in Screen 1, shareholder sees Screen 2] Computershare proxydirect [Fidelity Logo appears here] The proxy materials are available via VIEW MATERIALS on this page and on the bottom of each page of this site. You can request paper copies or electronic delivery by clicking on the REQUEST MATERIALS option. Requesting paper materials will be at no additional cost to you. If you are ready to vote, please click CONTINUE TO VOTING. ACCESS OR REQUEST VOTE YOUR PROXY MATERIALS View Click Here [If shareholder clicks on Materials: “Click Here” link, they will be directed to the Proxy Materials Page ] Click Here [If shareholder clicks on Request To Vote via our Touch Tone line, have your “Click Here” link, they will be voting card or meeting notice in front of you Materials: directed to the Request Materials and call 1-800-337-3503 Page] To Request Materials via our Touch Tone Order Request line call 1-877-816-5331 Links – (center justified) “Back to Login Page” “Continue to Voting” [If shareholder clicks on “Back to Login Page” link, they will be redirected to Screen 1] [If shareholder clicks on “Continue to Voting” link they will be directed to Screen 3] Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 3—Internet Voting Page [After clicking “Continue to voting, shareholder sees Screen 3] Computershare proxydirect [Fidelity Logo appears here] Text—(left justified) Control Number: [control number appears here] Text—(left justified) THE BOARD OF TRUSTEES RECOMMENDS A VOTE [FOR/AGAINST] THE PROPOSAL. Text—(right justified) Mark All> [For/Against/Withhold] Proposals [If shareholder needs to vote on the proposal the Fund Name and the radial button for voting appears. Proposals not applicable for the shareholder will display that the proposal is not applicable.] 01.01 [Title of proposal]. [Name of nominee for Trustee election] [For][Withhold] 01.02 [Title of proposal]. [Name of nominee for Trustee election] [For][Withhold] 01.03 [Title of proposal]. [Name of nominee for Trustee election] [For][Withhold] 02. [Title of proposal will be inserted]. Text—(right justified) [For/Against/Abstain] 03. [Title of proposal will be inserted]. Text—(right justified) [For/Against/Abstain] 04. [Title of proposal will be inserted]. Text—(right justified) [For/Against/Abstain] If you have questions regarding the voting process, please call 1-877-456-7881 Links – (left justified) “Cancel” “Submit Vote” [If shareholder clicks on “Cancel” link, the following popup appears:] Text—(left justified) Are you sure you want to cancel your vote? [If shareholder clicks on “Submit Vote” link without making an election, the following popup appears:] Text—(left justified) You Must Vote On Each Proposal Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

SCREEN 4—Vote Submission Page [Upon casting a vote by clicking the “SUBMIT” link on Screen 3, shareholder sees Screen 4] Computershare proxydirect Link – “Log Out” [Fidelity Logo appears here] Control Number: [control number appears here] Thank you. Your voting instructions have been submitted for processing. If necessary, you can revisit the Internet voting site at any time before the meeting on [MM/DD/YYYY 00:00 AM/PM] ET to submit new voting instructions. This is a summary of your voting instructions for the [Trust] Special Meeting. You may print this page for your records. Link – “Print Page” Instructions Submitted on [MM/DD/YYY 00:00 AM/PM ET] [Summary of elections will appear here] Computershare Link “Click Here” – “to SET FUTURE PREFERENCE for receiving materials. [Only applicable to Notice and Access campaigns.] [If shareholder clicks on “Click Here” link, they will be directed to the page to set future preferences.] Link – “Return to Card List” or “Exit” [Multiple Cards] Link – “Vote Another Card” or “Log Out” [Single Card] [If shareholder clicks on “Return to Card List” link, they will be redirected to their Consolidated Ballot.] [If shareholder clicks on “Exit” link, they will be redirected to Screen 1.] [If shareholder clicks on “Vote Another Card” link, they will be redirected to Screen 1.] [If shareholder clicks on “Log Out” link, they will be redirected to Screen 1.] Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote. E-mail: Confirm E-mail: Link – “Send E-mail” [If shareholder clicks on “Send E-mail” link, without an email address entered the following appears.] * Blank Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, 2 [Only applicable to Notice and Access campaigns], 3, or 4, a new window will open that presents information in the following format.] Form Of Proxy Materials Page Computershare proxydirect VIEW MATERIALS ONLINE To view proxy Materials please click the appropriate link below. Proxy Dated Trust Name: Fund Link(s) Name(s) [MM, DD, [Trust Name: [Links to Letter, Q&A, Notice, YYYY][Date of Proxy Fund Name(s) Inserted Here] Proxy Statement, Prospectus, Inserted here] Additional Solicitation Material, and Information Statement Inserted Here, as applicable] [MM, DD, [Trust Name: [Links to Letter, Q&A, Notice, YYYY][Date of Proxy Fund Name(s) Inserted Here] Proxy Statement, Prospectus, Inserted here] Additional Solicitation Material, and Information Statement Inserted Here, as applicable] [MM, DD, [Trust Name: [Links to Letter, Q&A, Notice, YYYY][Date of Proxy Fund Name(s) Inserted Here] Proxy Statement, Prospectus, Inserted here] Additional Solicitation Material, and Information Statement Inserted Here, as applicable] Link – “Return to Previous Page” [If shareholder clicks on “Return to Previous Page” link, they will be redirected to the previous screen.] You may need Adobe Acrobat to view the documents listed above. To download Adobe Reader, click the address belowhttp://www.adobe.com/products/acrobat/readstep.html Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 4, a confirmation in the following format will be sent to the e-mail address provided by the shareholder] Form of E-mail Confirmation From: voteconfirm@proxy-direct.com To: [Shareholder Last, First Name] Subject: Confirmation of Internet Proxy Vote Your vote for Control Number [number appears here] has been submitted to Fidelity Investments as follows: [Vote summary appears here]

[If shareholder selects the option to Request Materials for the Fidelity funds on Screen 2 [Only applicable to Notice and Access campaigns] a new window will open that presents information in the following format.] Form of Request Materials Page Computershare proxydirect REQUEST MATERIALS You can choose to receive Proxy Materials for this campaign only, via electronic delivery or regular mail by selecting an option below. When selecting electronic delivery you will receive an e-mail containing a link to the proxy materials. When ordering materials by regular mail before the meeting date, we suggest you place your order at least 10 calendar days prior to the meeting to ensure receipt and time to register your vote. Your 14 digit and 8 digit codes from your notice have been assigned to you for voting on this site prior to the meeting. Delivery Option: Electronic Delivery Regular Mail [If shareholder elects to receive materials electronically, they will follow the following prompts: Email Address: * Required Confirm Email: * Required Note: You must click the Save Button to submit your Request for Materials. Links – (right justified) “All Options” “Save” [If shareholder clicks on “All Options” link, they will be redirected to Screen 2] [If shareholder clicks on “Save” link, the following message will appear: Your request to receive materials via electronic delivery has been submitted and for orders received prior to the meeting will be processed within 3 business days.] [If shareholder elects to receive materials regular mail, they will follow the following prompts: Links – (right justified) “All Options” “Save” [If shareholder clicks on “All Options” link, they will be redirected to Screen 2] [If shareholder clicks on “Save” link, the following message will appear: Your request to receive materials has been submitted. Your proxy materials for orders received prior to the meeting will be mailed within 3 business days] If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) “Back to Login Page” [If shareholder clicks on “Back to Login Page” link they will be directed to Screen 1] Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to Set Future Preferences on Screen 4 [Only applicable to Notice and Access campaigns] a new window will open that presents information in the following format.] Form of Set Future Preferences Page Computershare proxydirectSET FUTURE PREFERENCES If you would like to make a permanent election to receive future Proxy Materials by electronic delivery or regular mail, please make your selection below. Please note your permanent election will be applied to all your funds held through the selected account even though the funds may not be part of the current proxy. If you would like to receive electronic delivery or paper materials, you must also make that election by clicking on the Request Materials link on the All Options Page. Delivery Option: Electronic Delivery Regular Mail [If shareholder elects to receive materials electronically, they will follow the following prompts: Email Address: * Required Confirm Email: * Required Note: You must click the Save Button to submit your Request for Materials. Links – (right justified) “All Options” “Save” [If shareholder clicks on “All Options” link, they will be redirected to Screen 2] [If shareholder clicks on “Save” link, the following message will appear: Your future preference has been saved.] [If shareholder elects to receive materials regular mail, they will follow the following prompts:Links – (right justified) “All Options” “Save” [If shareholder clicks on “All Options” link, they will be redirected to Screen 2] [If shareholder clicks on “Save” link, the following message will appear: Your future preference has been saved.] If you would like to make elections for additional control numbers, please click the following button: Links – (left justified) “Back to Login Page” [If shareholder clicks on “Back to Login Page” link they will be directed to Screen 1] Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials

(left justified) © [current year] – Link “Computershare”. All Rights Reserved.

[If shareholder selects the option to return to their card list they will see the below.] Computershare proxydirect [Fidelity Logo appears here] Below please find all proxy voting ballots associated with your accounts. Click on the Consolidated Ballot button to submit a vote for all of your cards across all of your accounts at once. Link – “Consolidated Ballot” [If shareholder clicks on “Consolidated Ballot” link they will be directed to Screen 1 for all of their accounts] Alternatively, you may vote each of your cards individually by clicking below on the control number of the card you wish to vote. Control Number Vote Status Link—[Numbers print here] [Voted/Not voted] [If shareholder clicks on “a control number” link they will be directed to Screen 1 for that account] Link – “Log out” [If shareholder clicks on “Continue to Voting” link they will be directed to Screen 1] Links – (right justified) Home Contact Us Security Privacy Policy Help View Materials (left justified) © [current year] – Link “Computershare”. All Rights Reserved.

Proxy Voting Q&A posted on fidelity.com

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:

Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

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Q:	When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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Q:	How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns. Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink (registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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Q:	I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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Return to Proxy Materials

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Proxy Voting Q&A posted on institutional.fidelity.com

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.